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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington,  D.C.   20549


                                   Form 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               October 15, 1999


                            PIONEER BANCORPORATION


            (Exact name of registrant as specified in its charter)


                                    NEVADA
                (State or other jurisdiction of incorporation)



             000-25899                                   88-0301208
     ------------------------                    -------------------------
     (Commission File Number)                 IRS Employer Identification No.



                                10 State Street
                           Reno, Nevada  89501-2351
              (Address of principal executive offices) (zip code)


      Registrant's telephone number, including area code: (775) 688-7900
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Item 1. Changes in Control of Registrant

     Effective October 15, 1999 Pioneer Bancorporation ("Pioneer"), Reno, Nevada completed its pending merger with Zions Bancorporation ("Zions"), Salt Lake City, Utah, with Zions as the surviving corporation. The Merger was accomplished pursuant to an Agreement and Plan of Merger ("Merger Agreement") dated as of May 7, 1999, as amended July 16, 1999. The Merger Agreement was included as an exhibit to the Proxy Statement, previously filed by Pioneer with the Securities and Exchange Commission as part of Zions final Prospectus.

     Consummation of the acquisition was subject to several conditions, including receipt of applicable regulatory approval and approval by Pioneer's shareholders. Pioneer and Zions applied for and received the necessary approvals referenced above, and the Shareholders of Pioneer approved the Merger Agreement at a Special Meeting held on September 15, 1999.

     Pursuant to the terms of the Merger Agreement, each outstanding share of Pioneer Common Stock was converted into .5667 shares of Zions Common Stock.


Item 7 - Financial Statements and Exhibits

     (a)  Financial statements - not applicable.

     (b)  Pro forma financial information - not applicable.

     (c)  Exhibits:

          (99.1) Press Release dated October 15, 1999 issued by Zions to announce the closing of the Merger.

          (99.2) Form 15 dated October 16, 1999, as transmitted for filing by Pioneer to deregister Pioneer's Common Stock pursuant to Rule 12g-4(a)(1)(i)

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  October 16, 1999



                                      PIONEER BANCORPORATION



                                      By  /s/ William E. Martin
                                         -------------------------------
                                          William E. Martin
                                          President and Chief Executive Officer

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